SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                          May 21, 1997
           Date of Report (Date of earliest event reported)

                   AMERICAN OILFIELD DIVERS, INC.
        Exact name of Registrant as specified in its charter)


    LOUISIANA             0-22032             72-0918249
 (State or other      (Commission File     (I.R.S. Employer
   jurisdiction           Number)           Identification
of incorporation)                             Number)

                 130 East Kaliste Saloom Road
                  Lafayette, Louisiana                   70508
             (Address of principal executive offices)  (Zip Code)

                        (318) 234-4590
         (Registrant's telephone number, including area code)


                        Not Applicable
         (Former name or former address, if changed since last report)

Item 5.   Other Events.

     On  May 21, 1997, American Oilfield Divers, Inc.
("Registrant"), announced that Kevin C. Peterson has been named Executive Vice President and Director of the Registrant and President of the Registrant's technology group.


Item 7.   Financial Statements and Exhibits.

     (a) No financial statements are filed with this report.

     (b)  Exhibits.

          99.1 Press   release   issued  by  American
               Oilfield Divers, Inc.  on May 21, 1997
               announcing that Kevin C.  Peterson has
               been  named  Executive  Vice President
               and  Director  of  the Registrant  and
               President    of    the    Registrant's
               technology group.


                     SIGNATURES

     Pursuant  to  the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              By:  /s/ Cathy M. Green
                                  ______________________
                                       Cathy M. Green
                                     Vice President and
                                  Chief Financial Officer
Dated:  May 27, 1997

                      EXHIBIT INDEX



99.1      Press    release   issued   by
          American Oilfield  Divers,  Inc. on
          May 21, 1997 announcing that  Kevin
          C.    Peterson   has   been   named
          Executive    Vice   President   and
          Director  of  the   Registrant  and
          President   of   the   Registrant's
          technology group.